Filed Pursuant to Rule 497(e)
1933 Act File No. 033-06343
1940 Act File No. 811-04704
Sims Total Return Fund, Inc.

June 4, 2019

Supplement to the Prospectus dated October 26, 2018

Fund Termination and Liquidation

The Board of Directors of the Sims Total Return Fund has determined that it is in the best interests of the shareholders of the Fund to liquidate the Fund.  During the liquidation process, the Fund will not be able to achieve its investment objective of total return.  The Fund will be liquidated using the following process:
•	Purchases into the Fund will be stopped after the close of business June 4, 2019.
•	Securities held in the Fund will be liquidated.
•	A distribution of any applicable dividends and capital gains will be made to shareholders with a record date of June 7, 2019 and a payable date of June 10, 2019.
•	Sales out of the Fund will be stopped after the close of business June 27, 2019.
•	The holdings of any remaining shareholders in the Fund will be distributed based on the June 28, 2019 net asset value.
The liquidation of the Fund, like any redemption of Fund shares, will constitute a sale upon which a gain or loss may be recognized for federal income tax purposes depending upon the type of account and the adjusted cost basis of the investor's shares.  IRA shareholders should refer to their IRA disclosure statement for information as to the tax consequences of the liquidation for them.
For Additional Information

You may call (800) 968-2122 with questions or for additional information.
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The date of this Supplement is June 4, 2019.
Please retain this Supplement for future reference.